Exhibit 10.7
DEPOSIT AGREEMENT
          DEPOSIT AGREEMENT, dated as of March 31, 2008 (this “Agreement”), by and among Northern New England Telephone Operations LLC, a Delaware limited liability company (“Northern New England”), Telephone Operating Company of Vermont LLC, a Delaware limited liability company (“VT Telco”), and Lehman Commercial Paper Inc., as Administrative Agent (the “Administrative Agent”).
          WHEREAS, the Administrative Agent is party to a Credit Agreement, dated as of the date hereof, by and among FairPoint Communications, Inc., Northern New England Spinco Inc., the lenders from time to time party thereto, the Administrative Agent, Bank of America, N.A., as Syndication Agent and Morgan Stanley Senior Funding, Inc. and Deutsche Bank Securities Inc., as Co-Documentation Agents, under which Northern New England is required to deposit with the Administrative Agent certificates representing 100% of the issued and outstanding membership interests of VT Telco (the “Interests”), owned by Northern New England to be held in trust by the Administrative Agent under the terms hereof;
          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound, do hereby agree as follows:
          Section 1. Defined Terms. Capitalized terms used herein without definition shall have the respective definitions assigned to such terms in the Credit Agreement.
          Section 2. Appointment of Custodian. Northern New England and VT Telco hereby appoint Lehman Commercial Paper Inc. as custodian (the “Custodian”) in accordance with the terms and conditions set forth herein, and the Custodian hereby accepts such appointment.
          Section 3. Deposit of Interests with Custodian. Northern New England shall, from time to time, deposit or cause to be deposited with the Custodian all of the Interests owned by Northern New England, accompanied by duly executed instruments of transfer or assignment in blank (the “Custodial Interests”), and which Custodial Interests shall be held by the Custodian upon the terms and conditions hereinafter set forth. Northern New England shall notify the Custodian in writing at or prior to the time when Custodial Interests are sent to the Custodian pursuant to this Agreement. The Custodian shall have no liability for Custodial Interests sent to it that remain unclaimed.
          Section 4. Distribution of Custodial Interests. The Custodian shall hold the Custodial Interests in its possession until the earlier to occur of (i) the Termination Date and (ii) the pledge under the Pledge Agreement by Northern New England of Interests to the Collateral Agent pursuant to the Credit Documents as security for the Obligations. Upon the occurrence of the event specified in clause (i) above, the Custodian shall promptly return the Custodial Interests to Northern New England or its designee. Upon the occurrence of the event specified in clause (ii) above, the Custodian shall deliver the Custodial Interests to the Collateral Agent. As used in this Agreement, “Termination Date” shall mean the date upon which the Total Commitment and all Secured Interest Rate Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been paid in full) and all other Obligations have been paid in full (other than arising from indemnities for which no request has been made).

          Section 5. Termination. This Agreement shall terminate upon the distribution of all Custodial Interests from its possession hereunder. The provisions of Sections 6, 7, 8, 9 and 10 shall survive the termination of this Agreement and the earlier resignation or removal of the Custodian.
          Section 6. No Lien. For the avoidance of doubt, the parties hereto acknowledge and agree that nothing herein shall be construed to grant (or have granted) in favor of the Administrative Agent a Lien or pledge of any kind or nature on the Custodial Interests.
          Section 7. Resignation of Custodian. The Custodian may resign and be discharged from its duties hereunder at any time by giving thirty (30) calendar days’ prior written notice of such resignation to Northern New England. Upon such notice, a successor custodian shall be appointed by Northern New England, who shall provide written notice of such to the resigning Custodian. Such successor custodian shall become the custodian hereunder upon the resignation or removal date specified in such notice. Upon receipt of the identity of the successor custodian, the Custodian shall deliver the Custodial Interests then held hereunder to the successor Custodian. Upon its resignation and delivery of the Custodial Interests as set forth in this Section 7, the Custodian shall be discharged of and from any and all further obligations arising in connection with the Custodial Interests or this Agreement.
          Section 8. The Custodian.
          (a) The duties, responsibilities and obligations of the Custodian with respect to the Custodial Interests shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied against the Custodian. The Custodian shall not be required to expend or risk any of its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder.
          (b) If at any time the Custodian is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Custodial Interests (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Custodial Interests), the Custodian is authorized to comply therewith in any manner it or legal counsel of its own choosing deems reasonably appropriate; and if the Custodian complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Custodian shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.
          (c) Other than with respect to a violation of Section 6 of this Agreement, the Custodian shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall the Custodian be liable (i) for acting in accordance with or conclusively relying upon any instruction, notice, demand, certificate or document from Northern New England or any entity acting on behalf of Northern New England, (ii) for any indirect, consequential, punitive or special damages, regardless of the form of action and whether or not any such damages were foreseeable or contemplated, (iii) for the acts or omissions of its nominees, correspondents, designees, agents, subagents or subcustodians, or (iv) for an amount in excess of the value of the Custodial Interests, valued as of the date of deposit, but only to the extent of direct money damages.
          (d) The Custodian shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the

Custodian (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility).
          (e) The Custodian shall be entitled to conclusively rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. The Custodian may act in conclusive reliance upon any instrument or signature reasonably believed by it to be genuine and may assume that any person purporting to give receipt or advice to make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.
          (f) The Custodian shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.
          (g) The Custodian shall not be under any duty to give the Custodial Interests held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement.
          (h) When the Custodian acts on any information, instructions, communications, (including, but not limited to, communications with respect to the delivery of securities or the wire transfer of funds) sent by telex, facsimile, email or other form of electronic or data transmission, the Custodian, absent gross negligence, shall not be responsible or liable in the event such communication is not an authorized or authentic communication of Northern New England or is not in the form Northern New England sent or intended to send (whether due to fraud, distortion or otherwise).
          (i) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Custodian hereunder, the Custodian may, in its reasonable discretion, refrain from taking any action other than to retain possession of the Custodial Interests, unless the Custodian receives written instructions, signed by Northern New England, which eliminates such ambiguity or uncertainty.
          (j) In the event of any dispute between or conflicting claims among Northern New England and any other person or entity with respect to the Custodial Interests, the Custodian shall be entitled, in its reasonable discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Custodial Interests so long as such dispute or conflict shall continue, and the Custodian shall not be or become liable in any way to Northern New England for failure or refusal to comply with such conflicting claims, demands or instructions. The Custodian shall be entitled to refuse to act until, in its reasonable discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing reasonably satisfactory to the Custodian or (ii) the Custodian shall have received security or an indemnity reasonably satisfactory to it sufficient to hold it harmless from and against any and all losses which it may incur by reason of so acting.
          (k) The Custodian shall have no responsibility for the contents of any writing of the arbitrators or any third party contemplated herein as a means to resolve disputes and may conclusively rely without any liability upon the contents thereof.

          (l) The Custodian does not have any interest in the Custodial Interests deposited hereunder but is serving as custodial holder only and having only possession thereof.
          Section 9. Compliance with Applicable Law. Without limiting Section 6 of this Agreement, the Custodian acknowledges that, under existing law, a change of control of VT Telco, the Borrower or another Subsidiary, and/or any action to acquire, sell, or exercise voting or other consensual rights with respect to ten percent or more of the outstanding voting securities of VT Telco, the Borrower or another Subsidiary may require the prior approval of the FCC and/or a PUC. The Custodian further acknowledges that, to the extent applicable law requires that regulatory approval be obtained prior to taking such action, the Custodian shall not take such action with respect to the Custodial Interests without first obtaining such required regulatory approval.
          Section 10. Miscellaneous. (a) This Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof.
               (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the principles of conflict of laws.
               (c) Each of the parties hereto hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of the United States of America for the Southern District of New York in connection with any action, suit or other proceeding arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives any claim of forum non conveniens and any objections as to laying of venue. Each party further waives personal service of any summons, complaint or other process and agrees that service thereof may be made by certified or registered mail directed to such person at such person’s address for purposes of notices hereunder.
               (d) All notices and other communications under this Agreement shall be delivered in accordance with Section 11.03 of the Credit Agreement.
               (e) The headings of the Sections of this Agreement have been inserted for convenience and shall not modify, define, limit or expand the express provisions of this Agreement.
               (f) This Agreement and the rights and obligations hereunder of parties hereto may not be assigned except with the prior written consent of the other parties hereto. This Agreement shall be binding upon and inure to the benefit of each party’s respective successors and permitted assigns. Except as expressly provided herein, no other person shall acquire or have any rights under or by virtue of this Agreement. This Agreement is intended to be for the sole benefit of the parties hereto, and (subject to the provisions of this Section 10(f)) their respective successors and assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person.
               (g) This Agreement may not be amended, supplemented or otherwise modified without the prior written consent of the parties hereto.
               (h) The Custodian makes no representation as to the validity, value, genuineness or the collectibility of any security or other document or instrument held by or delivered to it.
               (i) This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

               (j) The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.
               (k) The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.
[Signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NORTHERN NEW ENGLAND TELEPHONE OPERATIONS LLC
By:	/s/ Thomas Griffin
	Name:	Thomas Griffin
	Title:	Treasurer

TELEPHONE OPERATING COMPANY OF VERMONT LLC
By:	/s/ Thomas Griffin
	Name:	Thomas Griffin
	Title:	Treasurer

LEHMAN COMMERCIAL PAPER INC., as Custodian
By	[illegible]
	Name:	[illegible]
	Title:	MD

[SIGNATURE PAGE FOR DEPOSIT AGREEMENT]